UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2017

First Capital Investment Corporation

(Exact Name of Registrant as Specified in Its Charter)

Maryland	814-01137	47-1709055
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1560 Wilson Blvd.

Suite 450

Arlington, VA 22209

(Address of principal executive offices)

(703) 259-8204

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

On June 21, 2017, the board of directors (the “Board”) of First Capital Investment Corporation (the “Company”) approved the First Amendment to the Interim Investment Advisory and Administrative Services Agreement (the “Amendment”) by and between the Company and FCIC Advisors LLC (the “Adviser”). The purpose of the Amendment is to revise the Interim Advisory and Administrative Services Agreement (the “Interim Advisory Agreement”) to include provisions required by Rule 15a-4(b)(2) of the Investment Company Act of 1940, as amended. Rule 15a-4(b)(2) requires that (i) advisory fees paid pursuant to the Interim Advisory Agreement be held in an interest-bearing escrow account and be payable to the Adviser upon stockholder approval of a new advisory agreement in the manner provided for in Rule 15a-4(b)(2)(vi) and (ii) the Interim Advisory Agreement be terminable, without the payment of a penalty, by the Board or a majority of the Company’s outstanding voting securities on not more than 10 calendar days’ written notice to the Adviser. The Amendment makes no other changes to the Interim Advisory Agreement.

The preceding summary does not purport to be complete and is qualified in its entirety by the Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June, 21, 2017, the Board appointed Suneet Singal, the Chairman of the Board, to serve as Acting Chief Financial Officer, Treasurer and Secretary of the Company with a term ending on the date the Company files its quarterly report on Form 10-Q for the period ended March 31, 2017.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	First Amendment to the Interim Investment Advisory and Administrative Services Agreement by and between First Capital Investment Corporation and FCIC Advisors LLC, dated June 21, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Capital Investment Corporation

Dated: June 23, 2017	By:	/s/ Pat Clemens
	Name:	Pat Clemens
	Title:	President and Chief Executive Officer